 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 22, 2025

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York		10153
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	EL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 22, 2025, the Board of Directors (the “Board”) of The Estée Lauder Companies Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws, effective as of such date. The changes made by the amendment and restatement:

•revise the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by stockholders, including provisions (i) requiring a stockholder to provide certain information, and make certain representations, to the Company or (ii) pertaining to stockholder solicitations covered by the Securities Exchange Act of 1934, as amended, including pursuant to Rule 14a‑19 (i.e. the universal proxy rule);
•add a provision for exclusive Delaware forum selection or federal forum selection for certain claims;
•clarify that indemnification of agents of the Company is permissive instead of mandatory, and remove the standard of conduct requirement for advancement of expenses to directors and officers;
•remove references to the Executive Chairman position, and add a provision establishing a Chair of the Board;
•clarify the Board’s ability to appoint alternate members of Board committees; and
•make certain other updates and conforming, ministerial, or technical changes, including to align with Delaware law.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index below, incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

3.2	The Estée Lauder Companies Inc. Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date:	May 23, 2025	By:	/s/ Rashida La Lande
Rashida La Lande
Executive Vice President and General Counsel

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